UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 16, 2023, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Purple Innovation, Inc. (the “Company”), the Company’s stockholders approved an amendment and restatement of the Purple Innovation, Inc. 2017 Equity Incentive Plan (the “Amended and Restated Plan”). The Amended and Restated Plan, among other changes, extended for the plan’s term for five additional years, to 2033, increased the annual limitation on individual awards, including awards to the Company’s executive officer, to 1,500,000 shares, clarified the treatment of awards in the event of a change in control, and increased the number of shares of Class A Common Stock authorized for issuance under the 2017 Plan by 3,800,000 shares (resulting in a total authorized reserve of 7,900,000 shares).

A summary of the Amended and Restated Plan appears on pages 59 through 69 of the Company’s proxy statement filed with the Securities and Exchange Commission on May 23, 2023, in connection with the Annual Meeting. The foregoing description of the Amended and Restated Plan and the summary included in the Company’s Proxy Statement are qualified in their entirety by reference to the Amended and Restated Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 16, 2023, the following proposals were approved by the Company’s stockholders at the Annual Meeting:

●	Election of eight directors to serve until their successors are duly elected and qualified at the next annual meeting of stockholders or until their earlier death, resignation or removal;

●	Approval, on an advisory basis, of the compensation of the Company’s named executive officers as set forth in the Proxy Statement;

●	Approval of the amendment and restatement of the Company’s 2017 Equity Incentive Plan; and

●	Ratification of the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

The voting results for the Election of Directors were as follows:	For	Against	Abstain	Broker Non-Votes
S. Hoby Darling	84,349,510	418,275	136,254	6,227,512
Robert DeMartini	84,519,292	341,556	43,190	6,227,513
Gary DiCamillo	72,251,863	12,596,858	55,318	6,227,512
Adam Gray	83,805,822	1,052,668	45,548	6,227,513
Claudia Hollingsworth	75,163,562	9,686,188	54,288	6,227,513
R. Carter Pate	84,356,644	440,404	106,990	6,227,513
D. Scott Peterson	84,569,187	230,200	104,651	6,227,513
Erika Serow	84,230,940	539,106	133,992	6,227,513

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation	84,446,228	398,824	58,986	6,227,513

	For	Against	Abstain	Broker Non-Votes
Approval of the amendment and restatement of the Company’s 2017 Equity Incentive Plan	84,504,460	374,931	24,648	6,227,512

	For	Against	Abstain	Broker Non-Votes
Ratification of BDO USA, LLP	90,972,746	110,993	47,811	1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Purple Innovation, Inc. Amended and Restated 2017 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the S-8 (File No. 333-272712) filed with the SEC on June 16, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2023	PURPLE INNOVATION, INC.

	By:	/s/ Casey McGarvey
Casey McGarvey
Chief Legal Officer

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